                                                                    EXHIBIT 99.4


Debtor:  Lason International, Inc.                        Case No.: 01-11494
                                                  Reporting Period: January 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                              CUMULATIVE FILING TO
REVENUES                                                                               MONTH                          DATE
--------                                                                               -----                          ----
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                                                                         0                       0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                                  0                       0
Gross Profits                                                                                       0                       0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                        0                       0
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                                    0                       0
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                                -32,073                 -67,688
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                  32,073                  67,688
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                       0                       0
Income Taxes
NET PROFIT (LOSS)                                                                              32,073                  67,688

Debtor:  Lason International, Inc.                        Case No.: 01-11494
                                                  Reporting Period: January 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                        MONTH                   TO DATE
-----------------------------                                                        -----                   -------
OTHER DIRECT COSTS


OTHER OPERATIONAL EXPENSES









OTHER INCOME
9100 Interest Income - Non-debtor subsidiary - Lason Canada, Inc.                         -32,073               -67,688

OTHER EXPENSES



OTHER REORGANIZATION EXPENSES


REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  Lason International, Inc.                         Case No.: 01-11494
                                                  Reporting Period: January 2002

                                 BALANCE SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)                                                             -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                        -                             -
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                  -                             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                     50,018,192                    49,950,504
TOTAL OTHER ASSETS                                                                 50,018,192                    49,950,504

TOTAL ASSETS                                                                       50,018,192                    49,950,504

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                              -                             -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                              -                             -

TOTAL LIABILITIES                                                                           -                             -
OWNER EQUITY
Capital Stock                                                                               -                             -
Additional Paid-In Capital                                                         48,529,372                    48,529,372
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                    1,421,132                     1,421,132
Retained Earnings - Postpetition                                                       67,688
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                   50,018,192                    49,950,504
TOTAL LIABILITIES AND OWNERS' EQUITY                                               50,018,192                    49,950,504

In re:  Lason International, Inc.                         Case No.: 01-11494
                                                  Reporting Period: January 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
Other Current Assets









Other Assets

Miscellaneous Receivable                                                                 32,073                    1,021,428
Investment in Canada                                                                 27,024,008                   18,831,020
Investment in MR                                                                    153,080,332                            -
Due to/from Subsidiaries                                                           (134,919,204)                  24,423,456
Long Term Note Receivable - Canada                                                    4,800,983                    5,674,600


                                                                                     50,018,192                   49,950,504

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)
